SECOND AMENDMENT TO SECURITY AGREEMENT

This SECOND AMENDMENT TO SECURITY AGREEMENT (the "**Amendment**") is dated effective as of the October 13, 2023 (the **"Amendment Effective Date"**), by and between **EzFill Holdings, Inc.**, a Delaware Corporation (the "**Company**") and **AJB Capital Investments, LLC**, a Delaware limited liability company ("**AJB**" and together with the Company, the "**Parties**").

RECITALS

WHEREAS, the Company and AJB entered into and executed that certain Security Agreement, dated as of April 19, 2023 (such Security Agreement, together with all amendments, modifications, substitutions, or replacements thereof, collectively referred to as the **"Security Agreement"**), pursuant to which the Company granted a security interest in its assets to secure the obligations of the Company in respect of that certain Promissory Note in the principal amount of $1,500,000 (the "**April 2023 Note**") and as amended by that certain Amended and Restated Promissory Note, dated May 17, 2023 (the "**Amended and Restated Note**") and, together with the April 2023 Note, the "**Original Note**"), issued by the Company to AJB pursuant to the terms of that certain Securities Purchase Agreement, dated as of April 19, 2023, as amended May 17 and August 3, 2023 (the "**April 2023 Purchase Agreement**"); and

WHEREAS, on September 22, 2023, the Company issued to AJB an additional Promissory Note in a principal amount of up to $600,000 (the "**September 2023 Note**") pursuant to that certain securities purchase agreement, dated September 22, 2023 (the "**September 2023 Purchase Agreement**").

WHEREAS, the Company wishes to issues to AJB and AJB wishes to accept an additional Promissory Note in a principal amount of up to $320,000 (the "**New Note**") and the Company and AJB wish to enter into a securities purchase agreement, dated as of the date hereof (the "**New Purchase Agreement**") to provide for the issuance of the New Note thereunder;

WHEREAS, in connection with the issuance of the New Note, the Parties have agreed to amend the Security Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

1. Recitals. The recitations set forth in the preamble of this Amendment are true and correct and incorporated herein by this reference.

2. Capitalized Terms. All capitalized terms used in this Amendment shall have the same meaning ascribed to them in the Security Agreement, except as otherwise specifically set forth herein.

3. Conflicts. In the event of any conflict or ambiguity by and between the terms and provisions of this Amendment and the terms and provisions of the Security Agreement, the terms and provisions of this Amendment shall control, but only to the extent of any such conflict or ambiguity.

4. Amendment to Security Agreement. The Security Agreement is hereby amended by deleting the definition of "Obligations" in Section 1 thereof and replacing it with the following:

> "Obligations" means all obligations and liabilities (monetary (including post-petition interest, allowed or not) or otherwise) of the Company under this Agreement, the New Purchase Agreement, the New Note, the April 2023 Purchase Agreement, the Original Note, the September 2023 Note, the September 2023 Purchase Agreement and any other Transaction Document which are owed to Secured Party, all in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

5. No Waiver. Neither this Amendment, nor shall AJB's agreement to accept the New Note, be deemed or construed in any manner as a waiver by AJB of any claims, Proceedings, defaults, Events of Default, breaches or misrepresentations by Company under the Original Note, the April 2023 Purchase Agreement, the September 2023 Note, the September 2023 Purchase Agreement or any other Transaction Documents (as defined in the April 2023 Purchase Agreement), or any of Holder's rights or remedies in connection therewith.

6. Not a Novation. This Amendment is a modification of the Security Agreement only and not a novation.

7. Effect on Agreement and Transaction Documents. Except as expressly amended by this Amendment, all of the terms and provisions of the Security Agreement and the Transaction Documents shall remain and continue in full force and effect after the execution of this Amendment, are hereby ratified and confirmed, and incorporated herein by this reference.

8. Execution**.** This Amendment may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Amendment. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or ".pdf" signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

AJB CAPITAL INVESTMENTS, LLC

By: ________________________
Name:
Title:

EZFILL HOLDINGS, INC.

By: /s/ Yehuda Levy
Name: Yehuda Levy
Title: Interim Chief Executive Officer